EXHIBIT NO. 10.3

CHEMICAL FINANCIAL CORPORATION

STOCK INCENTIVE PLAN OF 1997

Effective April 21, 1997,

As Amended November 17, 2008

SECTION 1

ESTABLISHMENT OF PLAN; PURPOSE OF PLAN

1.1 Establishment of Plan. The Company hereby establishes the STOCK INCENTIVE PLAN OF 1997 (the “Plan”) for its corporate and Subsidiary officers and other key employees. The Plan permits the grant and award of Stock Options and Stock Appreciation Rights.

1.2 Purpose of Plan. The purpose of the Plan is to provide officers and key management employees of the Company and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of officers and key employees with the interests of the Company’s shareholders through the opportunity for increased stock ownership and to attract and retain officers and key employees of exceptional abilities. The Plan is further intended to provide flexibility to the Company in structuring long-term incentive compensation to best promote the foregoing objectives.

SECTION 2

DEFINITIONS

The following words have the following meanings unless a different meaning is plainly required by the context:

2.1 “Act” means the Securities Exchange Act of 1934, as amended.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Change in Control,” unless otherwise defined in an Incentive Award agreement, means an occurrence of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A issued under the Act. Without limiting the inclusiveness of the definition in the preceding sentence, a Change in Control of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied: (a) any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities; (b) the failure at any time of the Continuing Directors to constitute at least a majority of the Board; or (c) any of the following occur: (i) any merger or consolidation of the Company, other than a merger or consolidation in which the voting securities of the Company immediately prior to the merger or consolidation continue to represent (either by remaining outstanding or being converted into securities of the surviving entity) 60% or more of the combined voting power of the Company or surviving entity immediately after the merger or consolidation with another entity; (ii) any sale, exchange, lease, mortgage, pledge, transfer or other disposition (in a single transaction or a series of related transactions) of assets or earning power aggregating more than 50% of the assets or earning power of the Company on a consolidated basis; (iii) any complete liquidation or dissolution of the Company; (iv) any reorganization, reverse stock split or recapitalization of the Company which would result in a Change in Control as otherwise defined in this Plan; or (v) any transaction or series of related transactions having, directly or indirectly, the same effect as any of the foregoing.

2.4 “Code” means the Internal Revenue Code of 1986, as amended.

2.5 “Committee” means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board and all of its members shall be “non-employee directors” as defined in Rule 16b-3 issued under the Act.

2.6 “Common Stock” means the Common Stock of the Company, par value $10 per share.

2.7 “Company” means Chemical Financial Corporation, a Michigan corporation, and its successors and assigns.

2.8 “Continuing Directors” means the individuals who were either (a) first elected or appointed as a director prior to February 1, 1997, or (b) subsequently appointed as a director, if appointed or nominated by at least a majority of the Continuing Directors in office at the time of the nomination or appointment, but specifically excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened “election contest” (as the term is used in Rule 14a-11 of Regulation 14A issued under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

2.9 “Employee Benefit Plan” means any plan or program established by the Company or a Subsidiary for the compensation or benefit of employees of the Company or any of its Subsidiaries.

2.10 “Incentive Award” means the award or grant of a Stock Option or Stock Appreciation Right to a Participant pursuant to the Plan.

2.11 “Market Value” shall equal the mean of the highest and lowest sales prices of shares of Common Stock reported on The Nasdaq Stock Market (or any successor exchange or system that is the primary stock exchange or system for trading of Common Stock) on the date of grant, or if The Nasdaq Stock Market (or any such successor) is closed on that date, the last preceding date on which The Nasdaq Stock Market (or any such successor) was open for trading and on which shares of Common Stock were traded. If the Common Stock is not readily tradable on an established securities market, the Market Value shall be determined by any means deemed fair and reasonable by the Committee, taking into account such factors as it considers advisable in a manner consistent with the valuation principles of Section 409A of the Code, except when the Committee expressly determines not to use Section 409A valuation principles, which determination shall be final and binding on all parties.

2.12 “Participant” means a corporate officer or any key employee of the Company or its Subsidiaries who is granted an Incentive Award under the Plan.

2.13 “Person” has the same meaning as set forth in Sections 13(d) and 14(d)(2) of the Act.

2.14 “Retirement” means the voluntary termination of all employment by the Participant after the Participant has attained 55 years of age and completed 10 years of service with the Company or any of its Subsidiaries or as otherwise may be set forth in the Incentive Award agreement or other grant document with respect to a Participant and a particular Incentive Award.

2.15 “Stock Appreciation Right” means any right granted to a Participant pursuant to Section 6 of the Plan.

2.16 “Stock Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, a Stock Option may be either an incentive stock option within the meaning of Section 422(b) of the Code or a nonqualified stock option.

2.17 “Subsidiary” means any corporation or other entity of which 50% or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.

SECTION 3

ADMINISTRATION

3.1 Power and Authority. The Committee shall administer the Plan. The Committee may delegate record keeping, calculation, payment and other ministerial administrative functions to individuals designated by the Committee, who may be employees of the Company and its Subsidiaries. Except as limited in this Plan, the Committee shall have all of the express and implied powers and duties set forth in this Plan, shall have full power and authority to interpret the provisions of the Plan and Incentive Awards granted under the Plan and shall have full power and authority to supervise the administration of the Plan and Incentive Awards granted under the Plan and to make all other determinations considered necessary or advisable for the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by a majority of the members of the Committee and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable.

3.2 Grants or Awards to Participants. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as are consistent with the terms of the Plan, including, without limitation, the following: (a) the persons who shall be selected as Participants; (b) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which an Incentive Award will vest or become exercisable and the form of payment for the Incentive Award); (c) the time or times when Incentive Awards will be granted; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which payment or vesting of Incentive Awards may be subject.

3.3 Amendments or Modifications of Awards. The Committee shall have the authority to amend or modify the terms of any outstanding Incentive Award in any manner, provided that the amended or modified terms are not prohibited by the Plan as then in effect and provided such actions do not cause an Incentive Award not already subject to Section 409A of the Code to become subject to Section 409A of the Code, including, without limitation, the authority to: (a) modify the number of shares or other terms and conditions of an Incentive Award; provided that any increase in the number of shares of an Incentive Award other than pursuant to Section 4.2 shall be considered to be a new grant with respect to such additional shares for purposes of Section 409A of the Code and such new grant shall be made at Market Value on the date of grant; (b) extend the term of an Incentive Award to a date that is no later than the earlier of the latest date upon which the Incentive Award could have expired by its terms under any circumstances or the 10th anniversary of the date of grant (for purposes of clarity, as permitted under Section 409A of the Code, if the term of a Stock Option is extended at a time when the Stock Option exercise price equals or exceeds the Market Value, it will not be an extension of the term of the Stock Option, but instead will be treated as a modification of the Stock Option and a new Stock Option will be treated as having been granted); (c) accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award; (d) accept the surrender of any outstanding Incentive Award; and (e) to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards, provided, that such grant of new Incentive Awards shall be considered to be a new grant for purposes of Section 409A of the Code and shall be made at Market Value on the date of grant.

3.4 Indemnification of Committee Members. Neither any member or former member of the Committee nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person’s or the Committee’s taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan’s administration by any appropriate person or persons.

SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.2 of the Plan, a maximum of 500,000 shares of Common Stock shall be available for Incentive Awards under the Plan. Such shares shall be authorized and may be either unissued or treasury shares.

4.2 Adjustments. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or any other change in the corporate structure or shares of the Company, the number and kind of securities subject to and reserved under the Plan, together with applicable exercise prices, shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan and any fractional shares resulting from adjustments shall be eliminated from the respective Incentive Awards. If an Incentive Award is canceled, surrendered, modified, exchanged for a substitute Incentive Award or expires or terminates during the term of the Plan but prior to the exercise or vesting of the Incentive Award in full, the shares subject to but not delivered under such Incentive Award shall be available for other Incentive Awards. If shares subject to and otherwise deliverable upon the exercise of an Incentive Award are surrendered to the Company in connection with the exercise of an Incentive Award, the surrendered shares subject to the Incentive Award shall be available for other Incentive Awards.

SECTION 5

STOCK OPTIONS

5.1 Grant. A Participant may be granted one or more Stock Options under the Plan. Stock Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. In addition, the Committee may vary, among Participants and among Stock Options granted to the same Participant, any and all of the terms and conditions of the Stock Options granted under the Plan. The Committee shall have complete discretion in determining the number of Stock Options granted to each Participant. The Committee may designate whether or not a Stock Option is to be considered an incentive stock option as defined in Section 422(b) of the Code.

5.2 Stock Option Agreements. Stock Options shall be evidenced by stock option agreements containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. To the extent not covered by the stock option agreement, the terms and conditions of this Section 5 shall govern.

5.3 Stock Option Price. The per share Stock Option price shall be determined by the Committee, but shall be a price that is equal to or higher than the Market Value of the Company’s Common Stock on the date of grant.

5.4 Medium and Time of Payment. The exercise price for each share purchased pursuant to a Stock Option granted under the Plan shall be payable in cash or, if the Committee consents, in shares of Common Stock.

5.5 Stock Options Granted to Ten Percent Shareholders. No Stock Option granted to any Participant who at the time of such grant owns, together with stock attributed to such Participant under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries may be designated as an incentive stock option, unless such Stock Option provides an exercise price equal to at least 110% of the Market Value of the Common Stock and the exercise of the Stock Option after the expiration of five years from the date of grant of the Stock Option is prohibited by its terms.

5.6 Limits on Exercisability. Stock Options shall be exercisable for such periods, not to exceed 10 years and 1 day from the date of grant, as may be fixed by the Committee. At the time of the exercise of a Stock Option, the holder of the Stock Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may in its discretion require a Participant to continue the Participant’s service with the Company and its Subsidiaries for a certain length of time prior to a Stock Option becoming exercisable and may eliminate such delayed vesting provisions.

5.7 Restrictions on Transferability.

(a) General. Unless the Committee otherwise consents (before or after the option grant) or unless the stock option agreement or grant provides otherwise: (i) no Stock Options granted under the Plan may be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated except by will or the laws of descent and distribution; and (ii) all Stock Options granted to a Participant shall be exercisable during the Participant’s lifetime only by such Participant, his or her guardian or legal representative.

(b) Other Restrictions. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to the exercise of a Stock Option under the Plan as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

5.8 Termination of Employment.

(a) General. If a Participant is no longer employed by the Company or its Subsidiary for any reason other than the Participant’s Retirement, death, disability or termination for cause, the Participant may exercise his or her Stock Options in accordance with their terms for a period of 3 months after such termination of employment unless the terms of the applicable stock option agreement or grant provide otherwise, but only to the extent the Participant was entitled to exercise the Stock Options on the date of termination. For purposes of the Plan: (i) a transfer of an employee from the Company to any Subsidiary; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; and (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. For purposes of the Plan, termination of employment shall be considered to occur on the date on which the employee is no longer obligated to perform services for the Company or any of its Subsidiaries and the employee’s right to reemployment is not guaranteed either by statute or contract, regardless of whether the employee continues to receive compensation from the Company or any of its Subsidiaries after such date.

(b) Retirement. If a Participant ceases to be employed by the Company or one of its Subsidiaries due to Retirement, the Participant may exercise his or her Stock Options in accordance with their terms for a period of 3 years after such termination of employment unless such Stock Options earlier expire by their terms, but only to the extent that the Participant was entitled to exercise the Stock Options on the date of termination.

(c) Disability. If a Participant ceases to be employed by the Company or one of its Subsidiaries due to the Participant’s disability, he or she may exercise his or her Stock Options in accordance with their terms for 1 year after he or she ceases to be employed unless such Stock Options earlier expire by their terms, but only to the extent that the Participant was entitled to exercise the Stock Options on the date of such termination.

(d) Death. If a Participant dies either while an employee or otherwise during a time when the Participant could have exercised a Stock Option, the Stock Options issued to such Participant shall be exercisable in accordance with their terms by the personal representative of such Participant or other successor to the interest of the Participant for a period of 1 year after such Participant’s death to the extent that the Participant was entitled to exercise the Stock Options on the date of death but not beyond the original term of the Stock Options.

(e) Termination for Cause. If a Participant’s employment is terminated for cause, the Participant shall have no further right to exercise any Stock Options previously granted him or her.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1 Grant. A Participant may be granted one or more Stock Appreciation Rights under the Plan and such Stock Appreciation Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. A Stock Appreciation Right may relate to a particular Stock Option and may be granted simultaneously with or subsequent to the Stock Option to which it relates. Stock Appreciation Rights shall be subject to the same restrictions and conditions as Stock Options under subsections 5.6, 5.7 and 5.8 of the Plan. To the extent granted in tandem with a Stock Option, the exercise of a Stock Appreciation Right shall, in exchange for the right to exercise a related Stock Option, entitle a Participant to an amount equal to the appreciation in value of the shares covered by the related Stock Option surrendered. Such appreciation in value shall be equal to the excess of the Market Value of such shares at the time of the exercise of the Stock Appreciation Right over the option price of such shares.

6.2 Exercise; Payment. To the extent granted in tandem with a Stock Option, Stock Appreciation Rights may be exercised only when a related Stock Option could be exercised and only when the Market Value of the stock subject to the Stock Option exceeds the exercise price of the Stock Option. The Committee shall have discretion to determine the form of payment made upon the exercise of a Stock Appreciation Right, which may take the form of shares of Common Stock.

SECTION 7

CHANGE IN CONTROL

Without in any way limiting the Committee’s discretion, the Committee may include in any Incentive Award provisions for acceleration of any vesting or other similar requirements or for the elimination of any restrictions upon Incentive Awards upon a Change in Control of the Company. The Committee may also include provisions for Participants to receive cash in lieu of outstanding Stock Options upon a Change in Control of the Company.

SECTION 8

GENERAL PROVISIONS

8.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Incentive Award under the Plan and there is no obligation of uniformity of treatment of employees, Participants or holders or beneficiaries of Incentive Awards under the Plan. The terms and conditions of Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant.

8.2 Withholding. The Company or a Subsidiary shall be entitled to (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award or any action related to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of Common Stock received upon exercise of an incentive stock option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award. If the Committee consents, withholding may be satisfied by withholding Common Stock to be received upon exercise or by delivery to the Company of previously owned Common Stock. The Company may establish such rules and procedures concerning timing of any withholding election as it deems appropriate.

8.3 Compliance With Laws; Listing and Registration of Shares. All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to all applicable laws, rules and regulations and to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Incentive Award or the issue or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

8.4 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, including the grant of stock options and other stock-based awards and such arrangements may be either generally applicable or applicable only in specific cases.

8.5 No Right to Employment. The grant of an Incentive Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any written agreement with a Participant.

8.6 Suspension of Rights under Incentive Awards. The Company, by written notice to a Participant, may suspend a Participant’s and any transferee’s rights under any Incentive Award for a period not to exceed 30 days while the termination for cause of that Participant’s employment with the Company and its Subsidiaries is under consideration.

8.7 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

8.8 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 9

TERMINATION AND AMENDMENT

The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company, provided that no such amendment may impair any outstanding Incentive Award without the consent of the Participant, except according to the terms of the Plan or the Incentive Award. No termination, amendment or modification of the Plan shall become effective with respect to any Incentive Award previously granted under the Plan without the prior written consent of the Participant holding such Incentive Award unless such amendment or modification operates solely to the benefit of the Participant. The Plan may not be amended in any way that causes the Plan to fail to comply with or be exempt from Section 409A of the Code

SECTION 10

EFFECTIVE DATE AND DURATION OF THE PLAN

This Plan shall take effect April 21, 1997, subject to approval by the shareholders at the 1997 Annual Meeting of Shareholders or any adjournment thereof or at a Special Meeting of Shareholders. No Incentive Award shall be granted under the Plan after April 20, 2007.

APPENDIX A

CHEMICAL FINANCIAL CORPORATION

Employee Name

# Shares

NON-QUALIFIED

STOCK OPTION AGREEMENT

PURSUANT TO

STOCK INCENTIVE PLAN OF 1997

This Non-qualified Stock Option Agreement (the “Agreement”) is made as of December 12, 2003 by and between CHEMICAL FINANCIAL CORPORATION (the “Corporation”), and the grantee named above (the “Grantee”). The Corporation, pursuant to its Stock Incentive Plan of 1997 (the “Plan”), grants to the Grantee an option to purchase the number of shares as stated above, (subject to adjustment as provided in the Plan) of the common stock, $1.00 par value, of the Corporation (“Common Stock”) from the Corporation. This option is a non-qualified option and is not an incentive stock option under Section 422 of the Internal Revenue Code. All of the rights of the Grantee are subject to the terms, conditions and provisions of the Plan, which are incorporated by reference into this Agreement. Unless otherwise indicated, all terms used in this Agreement shall have the meanings given such terms in the Plan.

The Grantee acknowledges receipt of a copy of the Plan and the Plan Description and accepts this option subject to all of the terms, conditions and provisions of the Plan, and subject to the following further conditions:

1. Price. The price of the shares of Common Stock to be purchased upon exercise of this option shall be $_______ per share (subject to adjustment as provided in the Plan).

2. Exercise. The right to exercise this option shall vest and begin on December 12, 2004 and shall terminate on and after December 12, 2013 unless earlier terminated under the Plan by reason of death or termination of employment. The Committee may, in its sole discretion, accelerate the vesting of the option at any time before full vesting. Unless the Committee determines to permit alternative forms of payment, this option may be exercised by payment to the Corporation in full, in cash or by certified check, bank draft or money order, of the exercise price for each share of Common Stock for which the option is exercised. The Grantee shall deliver to the Corporation at the time of payment an executed notice of exercise in the form of Exhibit A, which shall be effective upon receipt by the Corporation of such notice. The Corporation will deliver to the Grantee a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed for such period as may be required for the Corporation with reasonable diligence to comply with any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, any requirements under any other law or regulation applicable to the issuance, listing or transfer of such shares, or any agreement or regulation of The NASDAQ Stock Market or other applicable exchange. If the Grantee fails to accept delivery of and pay for all or any part of the number of shares specified in the notice upon tender or delivery of the shares, the Grantee’s right to exercise the option with respect to such undelivered shares shall terminate.

3. Registration and Listing. The stock options granted under this Agreement are conditional upon the effective registration or exemption of the Plan, the options granted under the Plan and the stock to be received upon exercise of options under the Securities Act of 1933 and applicable state or foreign securities laws.

4. Tax Withholding. The Grantee must make provisions, acceptable to the Corporation, to satisfy any tax withholding obligations that result from the exercise of this option. For this purpose, the Grantee authorizes the Corporation or the Grantee’s Subsidiary employer to withhold in accordance with applicable law from any regular cash compensation payable to the Grantee any taxes required to be withheld under federal, state or local law as a result of the exercise of this option. If required by the Corporation, and unless the Committee determines to permit alternative forms of payment, the Grantee agrees to remit to the Corporation any and all such taxes, in cash, at the time of any exercise of this option.

5. Acceleration. This option shall be immediately exercisable at any time after the first anniversary of the date of this Agreement in the event of any Change in Control of the Corporation. “Change of Control” is defined in the Plan.

6. Transferability. Unless the Committee otherwise consents, this option is not transferable by the Grantee except by will or according to the laws of descent and distribution. Unless otherwise permitted by the Committee, if any assignment, pledge or transfer of this option is made or attempted, or if any attachment, execution, garnishment or lien is issued against or placed upon this option, this option shall be void and of no further effect. The Corporation may, to assure compliance with applicable federal and state securities laws, legend any certificate representing shares issued pursuant to the exercise of this option with an appropriate restrictive legend and may also issue appropriate stop transfer instructions to its transfer agent with respect to such shares.

7. Death and Termination of Employment. This option shall terminate at the times provided in the Plan after the death of the Grantee or termination of the employment of the Grantee with the Corporation or any Subsidiary.

8. Corporate Changes. In the event of any stock dividend, stock split or other increase or reduction in the number of shares of Common Stock outstanding, the number and class of shares covered by this option, and the exercise price, are subject to adjustment as provided in the Plan.

9. Administration. The Committee has full power and authority to interpret the provisions of the Plan, to supervise the administration of the Plan and to adopt forms and procedures for the administration of the Plan. All determinations made by the Committee shall be final and conclusive.

10. Shareholder Rights. The Grantee shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate to the Grantee for such shares.

11. Employment by Corporation. The grant of this option shall not impose upon the Corporation or any Subsidiary any obligation to retain the Grantee in its employ for any given period or upon any specific terms of employment. The Corporation or any Subsidiary may at any time dismiss the Grantee from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in any written agreement with the Grantee.

12. Illegality. The Grantee will not exercise this option, and the Corporation will not be obligated to issue any shares to the Grantee under this option, if the exercise thereof or the issuance of such shares shall constitute a violation by the Grantee or the Corporation of any provisions of any law, order or regulation of any governmental authority.

13. Certifications. The Grantee acknowledges that he or she has been furnished and has read the Plan Description relating to the Plan. The Grantee shall not resell or distribute the shares received upon exercise of the option except in compliance with such conditions as the Corporation may reasonably specify to ensure compliance with federal and state securities laws.

14. Agreement Controls. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the provisions of this Agreement shall control.

15. Effective Date. This option shall be effective as of the date set forth at the top of this Agreement.

This option has been issued by the Corporation by authority of its Compensation Committee.

CHEMICAL FINANCIAL CORPORATION

By:

Its:
“Corporation”

(Signature)

«Employee_Name»	“Grantee”

CHEMICAL FINANCIAL CORPORATION		EXHIBIT A	EXERCISE OF STOCK OPTION
333 E. MAIN STREET
MIDLAND, MI 48640			EIN # 38-2022454

EMPLOYEE	SSN		GRANT DATE	00/00/00
ADDRESS			PLAN YEAR	1997
CITY			OPTION TYPE	NON-STATUTORY

SHARES EXERCISED	0	CURRENT	OPTION PRICE	$0.0000
SHARES CANCELED	0	CURRENT	MARKET PRICE	$0.00000

CURRENT MKT VALUE	$0.00		FEDERAL TAX	$0.00
CURRENT OPT. COST	$0.00		STATE TAX	$0.00

			F.I.C.A.	$0.00
ORDINARY INCOME	$0.00		FICA MEDICARE	$0.00

NET INCOME	$0.00			$0.00

EXCHANGE SHARES	0.00			0.00

CERT #	DATE	# SHARES	OPTION	TAX

		0	0	0

	TOTAL	0	0	0

NET SHARES	MKT VALUE	$0.00	$0.00	$0.00

0	CASH BALANCE	$0.00	$0.00	$0.00

I HEREBY GIVE NOTICE OF EXERCISE OF THE ABOVE OPTION GRANTED TO ME AS NOTED ABOVE. THIS EXERCISE IS MADE SUBJECT TO ALL TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT DATED THE SAME AS ABOVE, AND THE RELATED STOCK OPTION PLAN AS APPROVED BY THE STOCKHOLDERS.

DATE	FOR THE CORPORATION		OPTIONEE

PLEASE RETAIN A COPY OF THIS FORM AS IT CONTAINS ALL INFORMATION REQUIRED FOR COMPLIANCE WITH SECTION 6039 (a) (1) OF THE INTERNAL REVENUE CODE.

APPENDIX B

CHEMICAL FINANCIAL CORPORATION

Employee Name

# Shares

NON-QUALIFIED

STOCK OPTION AGREEMENT

PURSUANT TO

STOCK INCENTIVE PLAN OF 1997

This Non-qualified Stock Option Agreement (the “Agreement”) is made as of December 12, 2003 by and between CHEMICAL FINANCIAL CORPORATION (the “Corporation”), and the grantee named above (the “Grantee”). The Corporation, pursuant to its Stock Incentive Plan of 1997 (the “Plan”), grants to the Grantee an option to purchase the number of shares as stated above, (subject to adjustment as provided in the Plan) of the common stock, $1.00 par value, of the Corporation (“Common Stock”) from the Corporation. This option is a non-qualified option and is not an incentive stock option under Section 422 of the Internal Revenue Code. All of the rights of the Grantee are subject to the terms, conditions and provisions of the Plan, which are incorporated by reference into this Agreement. Unless otherwise indicated, all terms used in this Agreement shall have the meanings given such terms in the Plan.

The Grantee acknowledges receipt of a copy of the Plan and the Plan Description and accepts this option subject to all of the terms, conditions and provisions of the Plan, and subject to the following further conditions:

1. Price. The price of the shares of Common Stock to be purchased upon exercise of this option shall be $______ per share (subject to adjustment as provided in the Plan).

2. Exercise. The right to exercise this option shall vest and begin on December 12, 2008 and shall terminate on and after December 12, 2013 unless earlier terminated under the Plan by reason of death or termination of employment. The Committee may, in its sole discretion, accelerate the vesting of the option at any time before full vesting. Unless the Committee determines to permit alternative forms of payment, this option may be exercised by payment to the Corporation in full, in cash or by certified check, bank draft or money order, of the exercise price for each share of Common Stock for which the option is exercised. The Grantee shall deliver to the Corporation at the time of payment an executed notice of exercise in the form of Exhibit A, which shall be effective upon receipt by the Corporation of such notice. The Corporation will deliver to the Grantee a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed for such period as may be required for the Corporation with reasonable diligence to comply with any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, any requirements under any other law or regulation applicable to the issuance, listing or transfer of such shares, or any agreement or regulation of The NASDAQ Stock Market or other applicable exchange. If the Grantee fails to accept delivery of and pay for all or any part of the number of shares specified in the notice upon tender or delivery of the shares, the Grantee’s right to exercise the option with respect to such undelivered shares shall terminate.

3. Registration and Listing. The stock options granted under this Agreement are conditional upon the effective registration or exemption of the Plan, the options granted under the Plan and the stock to be received upon exercise of options under the Securities Act of 1933 and applicable state or foreign securities laws.

4. Tax Withholding. The Grantee must make provisions, acceptable to the Corporation, to satisfy any tax withholding obligations that result from the exercise of this option. For this purpose, the Grantee authorizes the Corporation or the Grantee’s Subsidiary employer to withhold in accordance with applicable law from any regular cash compensation payable to the Grantee any taxes required to be withheld under federal, state or local law as a result of the exercise of this option. If required by the Corporation, and unless the Committee determines to permit alternative forms of payment, the Grantee agrees to remit to the Corporation any and all such taxes, in cash, at the time of any exercise of this option.

5. Acceleration. This option shall be immediately exercisable at any time after the first anniversary of the date of this Agreement in the event of any Change in Control of the Corporation. “Change of Control” is defined in the Plan.

6. Transferability. Unless the Committee otherwise consents, this option is not transferable by the Grantee except by will or according to the laws of descent and distribution. Unless otherwise permitted by the Committee, if any assignment, pledge or transfer of this option is made or attempted, or if any attachment, execution, garnishment or lien is issued against or placed upon this option, this option shall be void and of no further effect. The Corporation may, to assure compliance with applicable federal and state securities laws, legend any certificate representing shares issued pursuant to the exercise of this option with an appropriate restrictive legend and may also issue appropriate stop transfer instructions to its transfer agent with respect to such shares.

7. Death and Termination of Employment. This option shall terminate at the times provided in the Plan after the death of the Grantee or termination of the employment of the Grantee with the Corporation or any Subsidiary.

8. Corporate Changes. In the event of any stock dividend, stock split or other increase or reduction in the number of shares of Common Stock outstanding, the number and class of shares covered by this option, and the exercise price, are subject to adjustment as provided in the Plan.

9. Administration. The Committee has full power and authority to interpret the provisions of the Plan, to supervise the administration of the Plan and to adopt forms and procedures for the administration of the Plan. All determinations made by the Committee shall be final and conclusive.

10. Shareholder Rights. The Grantee shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate to the Grantee for such shares.

11. Employment by Corporation. The grant of this option shall not impose upon the Corporation or any Subsidiary any obligation to retain the Grantee in its employ for any given period or upon any specific terms of employment. The Corporation or any Subsidiary may at any time dismiss the Grantee from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in any written agreement with the Grantee.

12. Illegality. The Grantee will not exercise this option, and the Corporation will not be obligated to issue any shares to the Grantee under this option, if the exercise thereof or the issuance of such shares shall constitute a violation by the Grantee or the Corporation of any provisions of any law, order or regulation of any governmental authority.

13. Certifications. The Grantee acknowledges that he or she has been furnished and has read the Plan Description relating to the Plan. The Grantee shall not resell or distribute the shares received upon exercise of the option except in compliance with such conditions as the Corporation may reasonably specify to ensure compliance with federal and state securities laws.

14. Agreement Controls. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the provisions of this Agreement shall control.

16. Effective Date. This option shall be effective as of the date set forth at the top of this Agreement.

This option has been issued by the Corporation by authority of its Compensation Committee.

CHEMICAL FINANCIAL CORPORATION

By:

Its:
“Corporation”

(Signature)

«Employee_Name»	“Grantee”

CHEMICAL FINANCIAL CORPORATION		EXHIBIT A	EXERCISE OF STOCK OPTION
333 E. MAIN STREET
MIDLAND, MI 48640			EIN # 38-2022454

EMPLOYEE	SSN		GRANT DATE	00/00/00
ADDRESS			PLAN YEAR	1997
CITY			OPTION TYPE	NON-STATUTORY

SHARES EXERCISED	0	CURRENT	OPTION PRICE	$0.0000
SHARES CANCELED	0	CURRENT	MARKET PRICE	$0.00000

CURRENT MKT VALUE	$0.00		FEDERAL TAX	$0.00
CURRENT OPT. COST	$0.00		STATE TAX	$0.00

			F.I.C.A.	$0.00
ORDINARY INCOME	$0.00		FICA MEDICARE	$0.00

NET INCOME	$0.00			$0.00

EXCHANGE SHARES	0.00			0.00

CERT #	DATE	# SHARES	OPTION	TAX

		0	0	0

	TOTAL	0	0	0

NET SHARES	MKT VALUE	$0.00	$0.00	$0.00

0	CASH BALANCE	$0.00	$0.00	$0.00

I HEREBY GIVE NOTICE OF EXERCISE OF THE ABOVE OPTION GRANTED TO ME AS NOTED ABOVE. THIS EXERCISE IS MADE SUBJECT TO ALL TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT DATED THE SAME AS ABOVE, AND THE RELATED STOCK OPTION PLAN AS APPROVED BY THE STOCKHOLDERS.

DATE	FOR THE CORPORATION		OPTIONEE

PLEASE RETAIN A COPY OF THIS FORM AS IT CONTAINS ALL INFORMATION REQUIRED FOR COMPLIANCE WITH SECTION 6039 (a) (1) OF THE INTERNAL REVENUE CODE.

APPENDIX C

CHEMICAL FINANCIAL CORPORATION

Employee Name

# Shares

NON-QUALIFIED

STOCK OPTION AGREEMENT

PURSUANT TO

STOCK INCENTIVE PLAN OF 1997

This Non-qualified Stock Option Agreement (the “Agreement”) is made as of December 13, 2004 by and between CHEMICAL FINANCIAL CORPORATION (the “Corporation”), and the grantee named above (the “Grantee”). The Corporation, pursuant to its Stock Incentive Plan of 1997 (the “Plan”), grants to the Grantee an option to purchase the number of shares as stated above, (subject to adjustment as provided in the Plan) of the common stock, $1.00 par value, of the Corporation (“Common Stock”) from the Corporation. This option is a non-qualified option and is not an incentive stock option under Section 422 of the Internal Revenue Code. Except as specifically provided by this Agreement, all of the rights of the Grantee are subject to the terms, conditions and provisions of the Plan, which are incorporated by reference into this Agreement. Unless otherwise indicated, all terms used in this Agreement shall have the meanings given such terms in the Plan.

The Grantee acknowledges receipt of a copy of the Plan and the Plan Description and accepts this option subject to all of the terms, conditions and provisions of the Plan, and subject to the following further conditions:

1. Price. The price of the shares of Common Stock to be purchased upon exercise of this option shall be $_______ per share (subject to adjustment as provided in the Plan).

2. Exercise. The Grantee’s right to exercise this option shall vest over a five-year period, with 20% of the shares vesting on each anniversary of the date of this Agreement. Grantee’s right to exercise this option shall terminate on and after December 13, 2014 unless earlier terminated under the Plan by reason of death or termination of employment. The Committee may, in its sole discretion, accelerate the vesting of the option at any time before full vesting. Unless the Committee determines to permit alternative forms of payment, this option may be exercised by payment to the Corporation in full, in cash or by certified check, bank draft or money order, of the exercise price for each share of Common Stock for which the option is exercised. The Grantee shall deliver to the Corporation at the time of payment an executed notice of exercise in the form of Exhibit A, which shall be effective upon receipt by the Corporation of such notice. The Corporation will deliver to the Grantee a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed for such period as may be required for the Corporation with reasonable diligence to comply with any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, any requirements under any other law or regulation applicable to the issuance, listing or transfer of such shares, or any agreement or regulation of The NASDAQ Stock Market or other applicable exchange. If the Grantee fails to accept delivery of and pay for all or any part of the number of shares specified in the notice upon tender or delivery of the shares, the Grantee’s right to exercise the option with respect to such undelivered shares shall terminate.

3. Registration and Listing. The stock options granted under this Agreement are conditional upon the effective registration or exemption of the Plan, the options granted under the Plan and the stock to be received upon exercise of options under the Securities Act of 1933 and applicable state or foreign securities laws.

4. Tax Withholding. The Grantee must make provisions, acceptable to the Corporation, to satisfy any tax withholding obligations that result from the exercise of this option. For this purpose, the Grantee authorizes the Corporation or the Grantee’s Subsidiary employer to withhold in accordance with applicable law from any regular cash compensation payable to the Grantee any taxes required to be withheld under federal, state or local law as a result of the exercise of this option. If required by the Corporation, and unless the Committee determines to permit alternative forms of payment, the Grantee agrees to remit to the Corporation any and all such taxes, in cash, at the time of any exercise of this option.

5. Acceleration. This option shall be immediately exercisable at any time after the first anniversary of the date of this Agreement in the event of any Change in Control of the Corporation. “Change of Control” is defined in the Plan.

6. Transferability. Unless the Committee otherwise consents, this option is not transferable by the Grantee except by will or according to the laws of descent and distribution. Unless otherwise permitted by the Committee, if any assignment, pledge or transfer of this option is made or attempted, or if any attachment, execution, garnishment or lien is issued against or placed upon this option, this option shall be void and of no further effect. The Corporation may, to assure compliance with applicable federal and state securities laws, legend any certificate representing shares issued pursuant to the exercise of this option with an appropriate restrictive legend and may also issue appropriate stop transfer instructions to its transfer agent with respect to such shares.

7. Death and Termination of Employment. This option shall terminate at the times provided in the Plan after the death of the Grantee or termination of the employment of the Grantee with the Corporation or any Subsidiary, except as provided in this Section 7. For purposes of this Agreement, “Normal Retirement” shall mean retirement as defined by the Corporation’s pension plan at an age or with years of service, or both, such that the Grantee would be eligible for full retirement benefits without reduction under the Corporation’s pension plan. If the Grantee ceases to be employed by the Corporation or any Subsidiary due to Normal Retirement as defined above, the stock options granted under this Agreement shall vest in full upon such Normal Retirement and the Grantee may exercise the stock options until they expire by their terms.

8. Corporate Changes. In the event of any stock dividend, stock split or other increase or reduction in the number of shares of Common Stock outstanding, the number and class of shares covered by this option, and the exercise price, are subject to adjustment as provided in the Plan.

9. Administration. The Committee has full power and authority to interpret the provisions of the Plan, to supervise the administration of the Plan and to adopt forms and procedures for the administration of the Plan. All determinations made by the Committee shall be final and conclusive.

10. Shareholder Rights. The Grantee shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate to the Grantee for such shares.

11. Employment by Corporation. The grant of this option shall not impose upon the Corporation or any Subsidiary any obligation to retain the Grantee in its employ for any given period or upon any specific terms of employment. The Corporation or any Subsidiary may at any time dismiss the Grantee from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in any written agreement with the Grantee.

12. Illegality. The Grantee will not exercise this option, and the Corporation will not be obligated to issue any shares to the Grantee under this option, if the exercise thereof or the issuance of such shares shall constitute a violation by the Grantee or the Corporation of any provisions of any law, order or regulation of any governmental authority.

13. Certifications. The Grantee acknowledges that he or she has been furnished and has read the Plan Description relating to the Plan. The Grantee shall not resell or distribute the shares received upon exercise of the option except in compliance with such conditions as the Corporation may reasonably specify to ensure compliance with federal and state securities laws.

14. Agreement Controls. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the provisions of this Agreement shall control.

17. Effective Date. This option shall be effective as of the date set forth at the top of this Agreement.

This option has been issued by the Corporation by authority of its Compensation Committee.

CHEMICAL FINANCIAL CORPORATION

By:
“For the Corporation”

Its:	President & Chief Executive Officer

“Grantee” Signature

“Grantee” (Please Print Name)

CHEMICAL FINANCIAL CORPORATION		EXHIBIT A	EXERCISE OF STOCK OPTION
333 E. MAIN STREET
MIDLAND, MI 48640			EIN # 38-2022454

EMPLOYEE	SSN		GRANT DATE	00/00/00
ADDRESS			PLAN YEAR	1997
CITY			OPTION TYPE	NON-STATUTORY

SHARES EXERCISED	0	CURRENT	OPTION PRICE	$0.0000
SHARES CANCELED	0	CURRENT	MARKET PRICE	$0.00000

CURRENT MKT VALUE	$0.00		FEDERAL TAX	$0.00
CURRENT OPT. COST	$0.00		STATE TAX	$0.00

			F.I.C.A.	$0.00
ORDINARY INCOME	$0.00		FICA MEDICARE	$0.00

NET INCOME	$0.00			$0.00

EXCHANGE SHARES	0.00			0.00

CERT #	DATE	# SHARES	OPTION	TAX

		0	0	0

	TOTAL	0	0	0

NET SHARES	MKT VALUE	$0.00	$0.00	$0.00

0	CASH BALANCE	$0.00	$0.00	$0.00

I HEREBY GIVE NOTICE OF EXERCISE OF THE ABOVE OPTION GRANTED TO ME AS NOTED ABOVE. THIS EXERCISE IS MADE SUBJECT TO ALL TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT DATED THE SAME AS ABOVE, AND THE RELATED STOCK OPTION PLAN AS APPROVED BY THE STOCKHOLDERS.

DATE	FOR THE CORPORATION		OPTIONEE

PLEASE RETAIN A COPY OF THIS FORM AS IT CONTAINS ALL INFORMATION REQUIRED FOR COMPLIANCE WITH SECTION 6039 (a) (1) OF THE INTERNAL REVENUE CODE.